UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): September 7, 2006

                        TRUMP ENTERTAINMENT RESORTS, INC.
                    TRUMP ENTERTAINMENT RESORTS HOLDINGS, LP
                    TRUMP ENTERTAINMENT RESORTS FUNDING, INC.
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           (Exact Name of Registrants as Specified in Their Charters)

                                    Delaware
                                    Delaware
                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

          1-13794                                         13-3818402
         33-90786                                         13-3818407
        33-90786-01                                       13-3818405
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 (Commission File Number)                      (IRS Employer Identification No.)

1000 Boardwalk at Virginia Avenue
Atlantic City, New Jersey                                           08401
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    (Address of Principal Executive Offices)                      (Zip Code)

                                  609-449-6515
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On September 7, 2006, Trump Entertainment Resorts Holdings, L.P. ("TERH"), a wholly-owned subsidiary of Trump Entertainment Resorts, Inc. ("TER"; and together with TERH and TER's other subsidiaries, the "Company"), entered into an employment agreement with Eric Hausler (the "Agreement"). The Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein. Terms not defined herein have the meanings ascribed to them in the Agreement.

         Pursuant to the Agreement, Mr. Hausler has agreed to serve as the Senior Vice President - Development of TERH, effective as of December 5, 2006, subject to certain conditions (the "Effective Date"), and will receive an annual base salary of $350,000 (the "Annual Base Salary"), subject to annual review and adjustment in accordance with TERH's policies. Mr. Hausler will also receive a one-time bonus of $250,000 to be paid within ten (10) days of the Effective Date.

         Beginning in 2007, Mr. Hausler will be eligible to receive an annual incentive bonus equal to an amount ranging from 60% to 100% of the Annual Base Salary upon achievement of financial parameters approved by the Compensation Committee of TERH's Board of Directors.

         On the Effective Date, Mr. Hausler will receive such number of shares of restricted stock of the Company's common stock, par value $0.001 per share (the "Common Stock") as determined by dividing $250,000 by the closing price of the Common Stock on the Effective Date, with all restrictions lapsing in one-third increments on each of January 1, 2008, 2009 and 2010. All vesting or trading restrictions on the Common Stock shall lapse in the event of a Change of Control (as defined in the Agreement).

         Mr. Hausler will be eligible for benefits and perquisites which the Company provides to its employees generally, as determined by the Company, for similarly situated executives and reimbursement of relocation expenses pursuant to the Company's existing policies.

         Pursuant to the Agreement, Mr. Hausler is subject to certain non-competition obligations if he terminates his employment without Good Reason (as defined in the Agreement) or if TERH terminates Mr. Hausler's employment for Cause (as defined in the Agreement). In addition, in such circumstances, Mr. Hausler will be entitled to the remainder his Annual Base Salary and accrued vacation time through the date of termination of his employment.

         Mr. Hausler will be subject to certain non-solicitation obligations with respect to Company employees and customer for a period of twelve (12) months after the termination of his employment for any reason, subject to certain exceptions provided for in the Agreement.

         If Mr. Hausler's employment is terminated by the Company Without Cause (as defined in the Agreement) or by Mr. Hausler with Good Reason (as defined in the Agreement), Mr. Hausler will be entitled to receive: (i) payment of one year's Annual Base Salary over such fifty-two (52) week period; (ii) accrued and unused vacation through the date of termination; (iii) a pro rata performance bonus for the then current year to be paid in the following year when bonuses


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are normally distributed by the Company; and (iv) any cash payments or restricted shares that Mr. Hausler would have been entitled to receive under the Equity Compensation Plan (as described in Exhibit A to the Agreement and summarized below) as if he were still employed. If Mr. Hausler's employment is terminated by the Company Without Cause or by Mr. Hausler with Good Reason, following a Change of Control (as defined in the Agreement) or within six (6) months following a Change of Control with Special Circumstances) (as defined in the Agreement), then Mr. Hausler may, at his option and in lieu of the benefits described in (i), (ii) and (iii) above, elect to receive a lump-sum payment in cash in an amount equal to two (2) times the Annual Base Salary, plus the actual annual incentive plan bonus paid to Mr. Hausler in the prior calendar year to be paid within thirty (30) days following the termination of his employment. All payments described in this paragraph are subject to the Company receiving a Release (as defined in the Agreement) from Mr. Hausler.

         Pursuant to the Equity Compensation Plan attached as Exhibit A to the Agreement, Mr. Hausler will receive, for successfully negotiated development transactions, 1.5% of the Company's equity value on completed deals (excluding the Company's current Atlantic City operations and the proposed TrumpStreet Philadelphia, Pennsylvania project). The method of compensation for these transactions will be based in restricted shares with a three year vesting period. In addition, for fee-based transactions which may include licensing agreements or management contracts, Mr. Hausler will receive 10% of the first year fees paid in cash over three years.

ITEM 7.01      REGULATION FD DISCLOSURE.

         The information set forth under this Item 7.01, "Regulation FD Disclosure," including Exhibit 99.1 attached hereto, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing. Attached as Exhibit 99.1 hereto is a press release issued by the Company on September 12, 2006.

ITEM 9.01         FINANCIAL STATEMENT AND EXHIBITS.

(d) Exhibits.

         10.1 Employment Agreement between Trump Entertainment Resorts Holdings, L.P. and Eric Hausler.

         99.1     Press Release, dated September 12, 2006




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        Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September 13, 2006


                                 TRUMP ENTERTAINMENT RESORTS, INC.



                                 By:   /s/ Robert M. Pickus
                                      ---------------------------------------
                                 Name:    Robert M. Pickus
                                 Title:   Executive Vice President and Secretary



                                 TRUMP ENTERTAINMENT RESORTS HOLDINGS, L.P.



                                 By:   /s/ Robert M. Pickus
                                      ---------------------------------------
                                 Name:    Robert M. Pickus
                                 Title:   Executive Vice President and Secretary


                                 TRUMP ENTERTAINMENT RESORTS FUNDING, INC.



                                 By:   /s/ Robert M. Pickus
                                      ---------------------------------------
                                 Name:    Robert M. Pickus
                                 Title:   Executive Vice President and Secretary